SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.    )

Filed by the registrant                            [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material pursuant to Rule 14a-12


                               WSB Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

        (2)      Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

        (4)      Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

        (5)      Total fee paid:
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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount previously paid:
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        (2)      Form, Schedule or Registration Statement No.:
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        (3)      Filing Party:
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        (4)      Date Filed:
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

                               WSB HOLDING COMPANY

                                Parent Company of

                                   WORKINGMENS
                                      BANK

    807 Middle Street * Pittsburgh, Pennsylvania 15212 * Phone (412) 231-7297





September 22, 2000

Dear Stockholder:

         On behalf of the Board of Directors and management of WSB Holding Company (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the bank's branch office at 5035 Curry Road, Pittsburgh, Pennsylvania, on October 16, 2000, at 4:30 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions you, as a stockholder, may have.

         You will be asked to elect two directors and to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent accountants for the fiscal year ending June 30, 2001. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                         Sincerely,


                                         /s/Robert D. Neudorfer
                                         ---------------------------------------
                                         Robert D. Neudorfer
                                         President


                               South Hills Office
         5035 Curry Road * Pittsburgh, PA 15236 * Phone: (412) 655-8670

--------------------------------------------------------------------------------
                               WSB HOLDING COMPANY
                                807 MIDDLE STREET
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 16, 2000
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of WSB Holding Company (the "Company"), will be held at the bank's branch office at 5035 Curry Road, Pittsburgh, Pennsylvania, on October 16, 2000, at 4:30 p.m. for the following purposes:

1.   To elect two directors of the Company; and

2.   To  ratify  the  appointment  of  S.R.   Snodgrass,   A.C.  as  independent
     accountants of the Company for the fiscal year ending June 30, 2001;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on September 1, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended June 30, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/Johanna C. Guehl
                                        ----------------------------------------
                                        Johanna C. Guehl
                                        Secretary

Pittsburgh, Pennsylvania
September 22, 2000


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               WSB HOLDING COMPANY
                                807 MIDDLE STREET
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 16, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WSB Holding Company (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the bank's branch office at 5035 Curry Road, Pittsburgh, Pennsylvania, on October 16, 2000, at 4:30 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about September 22, 2000.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i)
filing with the Secretary of the Company (Johanna C. Guehl, at 807 Middle Street, Pittsburgh, Pennsylvania 15212) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on September 1, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 302,684 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company (the "Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                                Percent of Shares of
                                                         Amount and Nature of      Common Stock
Name and Address of Beneficial Owner                     Beneficial Ownership     Outstanding (%)
------------------------------------                     --------------------  ---------------------
Workingmens Bank
Employee Stock Ownership Plan ("ESOP")
807 Middle Street
Pittsburgh, Pennsylvania 15212 (1)                                26,448              8.7

Jeffrey L. Gendell
Tontine Partners, L.P.
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166 (2)                                      30,050              9.9

Robert D. Neudorfer
807 Middle Street
Pittsburgh, Pennsylvania 15212 (3)                                20,301              6.6

All directors and officers of the Company
as a group (six persons) (4)                                      71,762             23.1


--------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The bank's board of directors has appointed a committee consisting of directors Manfred and Mueller to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting director is received, will be voted by the ESOP Trustee as directed by the board or the ESOP Committee. As of the record date, 5,951 shares have been allocated under the ESOP to participant accounts.
(2) The information as to Jeffrey L. Gendell, Tontine Partners, L.P., and Tontine Management, L.L.C. (collectively, the "Reporting Persons"), is derived from a Schedule 13G, dated February 10, 2000, which states that the Reporting Persons, through certain of its affiliates, had shared voting power and shared dispositive power with respect to 30,050 shares.
(3) Includes 793 shares and 1,058 option shares awarded to Mr. Neudorfers' spouse through the restricted stock plan and the 1998 stock option plan. Mr. Neudorfer disclaims beneficial ownership of such shares.
(4) Includes shares of common stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 8,066 shares of common stock that may be exercised under the 1998 stock option plan within 60 days of the record date. Excludes 23,949 shares held by the ESOP (26,448 shares minus 2,499 shares allocated to executive officers) and excludes 11,643 shares previously awarded but presently subject to forfeiture and unallocated shares held by the restricted stock plan ("RSP") over which certain directors by their position as either a member of the ESOP Committee, ESOP trust or RSP trust, exercise shared voting and investment power. Such individuals serving as a member of the ESOP Committee, ESOP trust or RSP trust disclaim beneficial ownership with respect to the ESOP and RSP shares. See "Proposal 1 -- Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. The Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation requires that directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four year period, with approximately one-fourth of the directors elected each year. The Board of Directors currently consists of six members, each of whom also serves as a director of Workingmens Bank (the "Bank"). Two directors will be elected at the Meeting, to serve for a four-year term or until his or her successor has been elected and qualified.

         Robert D. Neudorfer and Ronald W. Moreschi have been nominated by the Board of Directors to serve as a directors. Messrs. Neudorfer and Moreschi are currently members of the Board and have been nominated for four-year terms to expire in 2004.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Messrs. Neudorfer and Moreschi withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Director of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders".

                                                                                         Shares of
                                                                                        Common Stock
                                                                                        Beneficially
                                                     Year First         Current          Owned as of
                                                     Elected or         Term to         September 1,      Percent
Name and Title                      Age(1)          Appointed(2)        Expire            2000 (3)        Owned(%)
--------------                      ------          ------------        -------           ---------       --------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2004
Robert D. Neudorfer                   63                1988             2000              20,301 (4)        6.6
President and Director

Ronald W. Moreschi                    57                1999             2000              10,059            3.3
Executive Vice President,
Treasurer and Director

DIRECTORS CONTINUING IN OFFICE

Stanford H. Rosenberg                 66                1985             2001              12,946 (6)        4.3
Director

Joseph J. Manfred                     77                1973             2002               8,977 (5)        3.0
Director

John P. Mueller                       62                1994             2002              13,477 (5)        4.4
Chairman of the Board

Johanna C. Guehl                      46                1990             2003               6,002 (6)        2.0
Secretary and Director

---------------
(1)  At June 30, 2000.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) The share amounts include shares of common stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: Robert D. Neudorfer - 4,364, Ronald W. Moreschi - 1,058, Stanford H. Rosenberg - 661, Joseph J. Manfred - 661, John P. Mueller - 661, and Johanna C. Guehl - 661. See "Director and Executive Officer Compensation - Director Compensation."
(4) Includes 793 shares and 1,058 option shares awarded to Mr. Neudorfers' spouse through the RSP and the 1998 Stock Option Plan. Mr. Neudorfer disclaims beneficial ownership of such shares.
(5) Excludes 26,448 shares of common stock under the ESOP for which such individual serves as a member of the ESOP committee and ESOP trust. Such individuals disclaim beneficial ownership with respect to such shares.
(6) Excludes 11,643 RSP shares for which such individual serves as a member of the RSP trust committee. Such individuals disclaim beneficial ownership with respect to such shares.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                           Age as of
Name                     June 30, 2000  Positions Held With the Company
----                     -------------  -------------------------------
Robert D. Neudorfer            63       President and Director
Ronald W. Moreschi             57       Vice President, Treasurer, and Director

Biographical Information

         Set forth below is certain information with respect to the directors, including the director nominees and executive officers of the Company. All directors of the Bank in June 1997 (except Mr. Moreschi) became directors of the Company at that time. Executive officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees For Directors:

         Robert D. Neudorfer has been employed by the Bank since 1975 and has been the President and a member of the board of directors since 1988. Mr. Neudorfer is a member of the board of directors and the treasurer of Community Development Foundation and is also a member of the board of directors of the Western Pennsylvania League of Savings Institutions. Mr. Neudorfer is a choir member of the Baldwin Community United Methodist Church.

         Ronald W. Moreschi has been employed by the Bank since 1987 and became vice-president and treasurer in 1989 and was appointed executive vice president in July 2000. Mr. Moreschi was appointed to the board of directors in November 1999.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Johanna C. Guehl has been a Director and Secretary since 1991. Since 1991, Ms. Guehl has been a partner in the law firm of Barbender & Guehl. Ms. Guehl is a member of the board of directors for Women's Leadership Assembly and she is the treasurer for Center For Victims of Violent Crimes and Women's Business Network.

         Joseph J. Manfred has been a member of the board of directors and Chairman of the Board since 1973. Mr. Manfred is a choir member of St. John Fisher Church and a eucharistic minister for Forbes Regional Hospital. Mr. Manfred is also a retired insurance agent who owned Manfred Insurance Agency.

         John P. Mueller has been a member of the board of directors since 1994. Mr. Mueller is President and majority stockholder of Mueller's Hardware in Pittsburgh. He is also the President of Northside Chamber of Commerce and a member of the board of directors of St. Ambrose Manor.

         Stanford H. Rosenberg has been a member of the board of directors since 1985. Since 1974, he has been a professor at La Roche College in Pittsburgh.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of the Bank and through activities of its committees. During the fiscal year ended June 30, 2000, the Board of Directors held a total of 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his or her service. In addition to other committees, as of June 30, 2000, the Board had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Articles of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 2000 fiscal year.

         The Compensation and Benefits Committee is comprised of directors Guehl, Manfred, and Meuller. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Compensation and Benefits Committee met two times during the 2000 fiscal year.

         The Audit Committee is comprised of directors Guehl and Mueller. The Committee meets with the Bank's outside auditors to discuss the results of the annual audit and any related matters. The Audit Committee met once during the 2000 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         For the fiscal year ended 2000, each non-employee director was paid a monthly fee (including two paid absences) of $850 and the Chairman of the Board was paid a monthly fee of $975. Directors are not paid a fee for attending committee meetings. For the fiscal year ended June 30, 2000, total fees paid by the Bank to Directors were $48,300.

         Under the 1998 Stock Option Plan ("Option Plan") and the Bank's RSP, each director was granted stock options and awarded RSP shares. Under the Option Plan, each director was granted options to acquire shares of Common Stock at the fair market value of the Common Stock on the effective date of grant. Under the RSP, each director was awarded shares of Common Stock. Option shares and RSP shares are exercisable at the rate of 20% per year commencing one year from the effective date of grant. Under the Option Plan and RSP, Mr. Neudorfer received 8,265 options and 3,306 RSP shares. The non- employee directors each received 1,653 option shares and 793 RSP shares. Mr Moreschi received 2,645 option shares and 793 RSP shares. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

         A Supplemental Retirement Plan ("SRP") has been implemented for the benefit of each director. The SRP provides that each director shall receive at termination of service, or age 65 for Messrs. Neudorfer and Moreschi, a retirement benefit equal to the value of the Bank's annual discretionary contributions to each individual's retirement account, reduced by the investment expenses associated with any life insurance contracts on such individual, and increased by any investment returns on such life insurance contracts. As of June 30, 2000, deferred compensation under the SRP for Robert Neudorfer was $6,315 and each of the other directors (except directors Moreschi and Guehl) was $2,311. As of June 30, 2000, there was no deferred compensation earned by directors Moreschi and Guehl.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the president. No other executive officer of either the Bank or the Company had a salary and bonus during the three years ended June 30, 2000 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                                                     Long-Term Compensation
                                             Annual Compensation                             Awards
                           ----------------------------------------------------  -------------------------------
                                                                                   Restricted        Securities
Name and                   Fiscal                                  Other Annual       Stock          Underlying    All Other
Principal Position          Year      Salary($)     Bonus($)       Compensation  Award(s)($)(1)     Options #(2) Compensation($)
-------------------         ----      ---------     --------       ------------  --------------     ------------ ---------------
Robert D. Neudorfer         2000           77,000        6,000          --               --                --        21,365(3)
President                   1999           72,000        4,500          --               --                --         1,640
                            1998           66,420        6,000          --           52,069             8,265         9,092

----------------
(1) Represents the award of 3,306 shares of common stock under the RSP as of March 16, 1998 on which date the market price of such stock was $15.75 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on March 16, 1999. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of June 30, 2000, 1,984 shares remain unvested. Based upon a market price of $11.25 per share, such unvested shares had an aggregate value of $22,320.
(2) Such awards under the 1998 Stock Option Plan are first exercisable at the rate of 20% per year commencing on March 16, 1999. The exercise price equals the market value of the common stock on the date of grant of $15.75. See "-- Stock Awards".
(3) At June 30, 2000 consists of 1,505 shares allocated under the ESOP at a cost basis of $10.00 per share. Such shares had an aggregate market value of $16,931 at June 30, 2000. Also includes deferred compensation of $6,315 under the SRP. See "Director and Executive Compensation - Director Compensation."

         Employment Agreement. The Bank has entered into an employment agreement with Robert D. Neudorfer, President of the Bank ("Agreement"). The Agreement has a three-year term. Under the Agreement, Mr. Neudorfer's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Neudorfer without just cause, Mr. Neudorfer will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Neudorfer will be paid in a lump sum an amount equal to 2.00 times his prior year's taxable compensation. In the event of a change in control at June 30, 2000, Mr. Neudorfer would have been entitled to a lump sum payment of approximately $166,000.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 1998 to Mr. Neudorfer and held by him as of June 30, 2000. The Company has not granted to Mr. Neudorfer any stock appreciation rights ("SARs").

                          Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                          ---------------------------------------------------------------------------------

                                                                         Number of Securities          Value of Unexercised
                                                                        Underlying Unexercised             In-The-Money
                                                                            Options/SARs at                Options/SARs
                            Shares Acquired            Value                  FY-End (#)                   at FY-End ($)
Name                        on Exercise (#)       Realized($)(1)      Exercisable/ Unexercisable   Exercisable/Unexercisable(1)
----                        ---------------       --------------      --------------------------   ----------------------------
Robert D. Neudorfer               --                    --                    3,306/4,959                     $ 0/$ 0


------------------------

(1) Based upon an exercise price of $15.75 per share and estimated price of $11.25 at June 30, 2000.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         At the Meeting, stockholders will consider and vote upon the ratification of appointment of independent accountants for the Company's fiscal year ending June 30, 2001. S.R. Snodgrass, A.C. was the Company's independent public accountants for the 2000 fiscal year. The Board of Directors has appointed S.R. Snodgrass, A.C. to be its accountants for the fiscal year ending June 30, 2001, subject to ratification by the Company's stockholders. A representative of S.R. Snodgrass, A.C. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         On April 17, 2000, the Board of Directors of the Company engaged S.R. Snodgrass, A.C. as its independent auditors for the fiscal year ended June 30, 2000 and notified, on April 18, 2000, Stokes Kelly & Hinds, LLC ("SKH"), its independent auditors for the fiscal year ended June 30, 1999 and 1998, of its decision. The determination to replace SKH was recommended by the audit committee and approved by the full Board of Directors of the Company.

         The report of SKH for the fiscal years ended June 30, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 1999 and 1998 and during the subsequent interim periods through May 11, 2000, there were no disagreements between the Company and SKH concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C. as the Company's accountants for the fiscal year ending June 30, 2001.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2001, all stockholder proposals must be submitted to the Secretary at the Company's office, 807 Middle Street, Pittsburgh, Pennsylvania 15212, on or before May 24, 2001. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2001 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than August 16, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, WSB HOLDING COMPANY, 807 MIDDLE STREET, PITTSBURGH, PENNSYLVANIA 15212.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/Johanna C. Guehl
                                      ------------------------------------------
                                      Johanna C. Guehl
                                      Secretary

Pittsburgh, Pennsylvania
September 22, 2000

Appendix A
----------

--------------------------------------------------------------------------------
                               WSB HOLDING COMPANY
                                807 MIDDLE STREET
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 16, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of WSB Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the bank's branch office at 5035 Curry Road, Pittsburgh, Pennsylvania, on October 16, 2000, at 4:30 p.m. and at any and all adjournments thereof, in the following manner:

                                                         FOR   WITHHELD
                                                         ---   --------

1. The election of directors as nominees listed below (except as marked to the contrary):

                  Robert D. Neudorfer                    |_|     |_|
                  Ronald W. Moreschi                     |_|     |_|


                                                          FOR   AGAINST  ABSTAIN
                                                          ---   -------  -------

2.       The ratification of the appointment of S.R.
         Snodgrass, A.C., as independent accountants
         of the Company for the fiscal year ending
         June 30, 2001.                                   |_|     |_|      |_|


         The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated September 22, 2000 and the 2000 Annual Report.



Dated:                              , 2000
       -----------------------------


Please check this box if you are planning on attending the Meeting. |_|


--------------------------------------     -------------------------------------
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER



--------------------------------------     -------------------------------------
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------